Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ka Ki Wong, the Chief Operating Officer and Chief Financial Officer of Protopia Global Holdings Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	The Annual Report on Form 10-K for the year ended June 30, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2025

PROTOPIA GLOBAL HOLDINGS INC.

/s/ Ka Ki Wong
Name:	Ka Ki Wong
Title:	Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)